EXHIBIT 10.87

PURCHASE ORDER

In accordance with the MOU between the Jatropha Growers and Cool Technologies, this is the first purchase order for 10 Units, as specified in the MOU.

10 units of the MG80 Ford 350 series completed as specified by Jatropha at a firm price of $_________ (each unit consists of a truck with generator installed)

Terms:

Draw Down Letter of Credit with the terms as follows:

25% within 45 days of this order

25% within 90 days of this order

50% within 10 days after delivery of the unit to the customer and acceptance

The second payment should be accompanied by a progress report that includes certification that 50% of the work has been completed.

The delivery will be specified by Jatropha at an acceptable border crossing for Cool Tech and Jatropha. The import test of the Mexican customs agent of Jatropha will be proof of delivery and acceptance.

Once Cool Tech accepts the purchase order, Jatropha will present the specifications for each unit within 5 days.

Pedro Ramos Tiburcio, presidente

Accepted by:

Timothy Hassett, Chairman and CEO of Cool Technologies, Inc.

LIC. PEDRO RAMOS TIBURCIO          Fecha:    9 de ABRIL DEL 2018

VASCONCELOS NO. 47 ESQ. AGUSTIN OLACHEA COL. 8 DE OCTUBRE CHETUMAL, QUINTANA ROO

E-mail: unpjmex@live.com.mx

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VASCONCELOS NO. 47 ESQ. AGUSTIN OLACHEA COL. 8 DE OCTUBRE CHETUMAL, QUINTANA ROO

E-mail: unpjmex@live.com.mx

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